Exhibit 99.2 Lantheus Announces Definitive Agreement to Merge with Curium Combined company would span full radiopharmaceutical value chain delivering nuclear medicine solutions to patients and healthcare systems across more than 70 countries August 3, 2026 © 2026 Lantheus. All rights reserved.

Safe Harbor Statements Additional Information and Where to Find it In connection with the proposed acquisition of Lantheus Holdings, Inc. (the “Company”) by Curium US Holdings LLC (“Parent”), the Company intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the Securities and Exchange Commission (the “SEC”). THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF PARENT AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about the Company and Parent, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at its website at https://investor.lantheus.com/ copies of materials it files with, or furnishes to, the SEC. Participants in the Solicitation The Company, Parent and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed acquisition. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026, and its definitive proxy statement for the 2026 annual meeting of its stockholders, which was filed with the SEC on March 20, 2026. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.lantheus.com/. The contents of the websites referenced herein are not deemed to be incorporated by reference into the proxy statement. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their use of terms such as “advance,” “believe,” “continue,” “could,” “driving,” “expect,” “guidance,” “maintain,” “may,” “on track,” “plan,” “potential,” “predict,” “progress,” “should,” “target,” “will,” “would” and other similar terms. Such forward-looking statements include the ability of Parent and the Company to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the transactions contemplated thereby; statements about the expected timetable for completing the proposed acquisition of the Company by Parent; the Company’s and Parent’s beliefs and expectations and statements about the benefits sought to be achieved by the proposed acquisition; the potential effects of the proposed acquisition on the Company and Parent; the possibility of any termination of the merger agreement; and the expected benefits and success of the Company’s plans to execute on the commercialization of marketed products, ensure launch readiness for new products, advance a focused late-stage pipeline, and allocate capital thoughtfully, as well as the Company’s focus mainly on its radiodiagnostic business and pursuing value-maximizing alternatives for its radiotherapeutic assets. These statements are based upon the current plans, estimates and expectations of the Company’s management that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may materially differ from those described in the forward-looking statements. Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed acquisition; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed acquisition contained in the merger agreement (including the requisite vote by the Company’s stockholders and receipt of regulatory approvals) may not be satisfied or waived on the expected timetable, or at all; uncertainty as to whether the milestones (“Milestones”) associated with the contingent value rights (“CVRs”) will be achieved and that holders of CVRs will receive payments in respect thereof; the effects of disruption from the transactions contemplated by the merger agreement and the impact of the announcement and pendency of the proposed acquisition on the Company’s business, including the response of the Company’s suppliers, business partners, employees and competitors to the proposed acquisition; the diversion of management time and attention from ongoing business operations and opportunities; disruption in or limitations on the Company’s plans and operations attributable to the proposed acquisition; changes in the Company’s business during the period between announcement and closing of the proposed acquisition; the effects of the proposed acquisition (or the announcement thereof) on the Company’s share price; the risk that stockholder litigation in connection with the proposed acquisition may result in significant costs of defense, indemnification and liability; Parent’s ability to obtain financing to complete the proposed acquisition; Parent’s ability to successfully integrate the Company and execute on the continued development and commercialization of the Company’s programs following the closing of the proposed acquisition, which could affect Parent’s ability to achieve any of the Milestones and trigger payments related to the Milestones under the CVRs; the continued market expansion, penetration and reimbursement for the Company’s established commercial products, particularly PYLARIFY, DEFINITY and Neuraceq, in a competitive environment and the Company’s ability to clinically and commercially differentiate its products; the Company’s ability to complete the technology transfer across its PET manufacturing facilities (“PMF”) network for PYLARIFY TruVu, the new formulation of the Company’s F-18 prostate-specific membrane antigen PET imaging agent approved by the U.S. Food and Drug Administration (“FDA”) on March 6, 2026, to obtain FDA approval for each PMF to manufacture PYLARIFY TruVu, to obtain adequate coding, coverage and payment, including transitional pass-through payment status, for PYLARIFY TruVu and to have customers adopt PYLARIFY TruVu; the availability of raw materials, key components, equipment, manufacturing time slots, either used in the production of the Company’s products and product candidates, or by customers of its products and product candidates, including, but not limited to PET scanners for PYLARIFY, PYLARIFY TruVu, Neuraceq, MK-6240, LNTH-2501 and NAV-4694; the Company’s ability to have third parties manufacture its products and product candidates and its ability to manufacture DEFINITY in its in-house manufacturing facility, in amounts and at the times needed; the Company’s ability to satisfy its obligations under its existing clinical development partnerships using Neuraceq, MK-6240 or NAV-4694 and other assets as a research tool and under the license agreements through which it has rights to those assets, and to further develop and commercialize MK-6240 and NAV-4694 as approved products; the Company’s ability to continue to successfully integrate acquisitions, including of Lantheus Biosciences Ltd. (formerly Life Molecular Imaging Limited) and Evergreen Theragnostics, Inc., which could be impacted by unforeseen expenses related to integration activities, the potential for unforeseen liabilities within those businesses, the ability to integrate disparate information technology systems, retain key talent and create a merged corporate culture that successfully realizes the full potential of the combined organization; the Company’s ability to obtain FDA approval for LNTH-2501, its investigational kit for the preparation of Gallium-68 edotreotide injection, which has been studied for use in conjunction with a PET scan to stage and localize neuroendocrine tumors in adult and pediatric patients and to successfully commercialize LNTH-2501 if approved; the Company’s ability to obtain final FDA approval for PNT2003, which received FDA tentative approval in March 2026, to be successful in the patent litigation associated with PNT2003 and to successfully commercialize PNT2003 if approved; the cost, efforts and timing for clinical development, manufacturing, regulatory approval, adequate coding, coverage and payment and successful commercialization of the Company’s newly approved products, product candidates and new clinical applications and territories for its products, in each case, that the Company or its strategic partners may undertake, including those investigational assets for which FDA approval has been obtained or is anticipated to be obtained this year; the Company’s ability to identify opportunities to collaborate with strategic partners and to acquire or in-license additional diagnostic and therapeutic product opportunities in oncology, neurology and other strategic areas and continue to grow and advance its pipeline of products; the effect that changes to management, including the recent turnover in the Company’s leadership and senior management team, could have on its business; and the risks and uncertainties discussed in the Company’s filings with the SEC (including those described in the “Risk Factors” section in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q). The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. © 2026 Lantheus. All rights reserved. 2

Key Transaction Highlights Certain Near-Term Value Validates 70 Years of Combines Board Conducted with Future Potential Innovation Complementary Comprehensive Upside Preserved Strengths Evaluation • All-cash deal delivers • Reflects Lantheus’ decades • Unites Curium's theranostics • Thoroughly evaluated wide compelling, certain value of radiopharmaceutical portfolio and global range of strategic options, to Lantheus shareholders leadership and innovation manufacturing platform with including outreach to multiple at closing at a premium Lantheus’ radiodiagnostics third parties and remaining as • Unlocks the value of the business a standalone company • Contingent Value Rights platform and portfolio our (CVRs) provide meaningful employees have built • Combined company would • After concluding this robust additional potential upside serve oncology, neurology process, the Board participation in the and cardiology patients unanimously determined that commercial performance across more than 70 countries this transaction is in the best of Lantheus’ products interests of Lantheus and its shareholders as the value maximizing path relative to the other strategic options Transaction maximizes the value of combined company's assets across a global footprint © 2026 Lantheus. All rights reserved. 3

Summary of Transaction Terms

Acquirer	Curium
Transaction Value	$102.50 per share in cash at close, plus non-transferable CVRs providing potential for up to $12.00 per share in additional cash payments
	Up to $114.50 per share in total consideration; up to ~$8 billion total transaction value
CVRs	Up to $8.00 per share in cash based on Global Prostate Cancer Diagnostics achieving total aggregate sales milestones between $950M and $1,750M in the fiscal year ending December 31, 2030
	Up to $3.00 per share in cash based on Global Neurology Diagnostics achieving total aggregate sales milestones of $300M or $350M in any of the fiscal years ending December 31, 2028, 2029, or 2030
	$1.00 per share in cash based on Global DEFINITY® Business achieving total aggregate sales in excess of $400M in the fiscal year ending December 31, 2030
Premium	38% to Lantheus' unaffected 60-day VWAP 29% to Lantheus' unaffected 30-day VWAP 21% to Lantheus' closing price on May 21, 2026[1] 17% to Lantheus' unaffected 52-week intraday high price[2] 142% to Lantheus' unaffected 52-week intraday low price[2]
Closing Conditions	Customary closing conditions, including receipt of Lantheus shareholder approval and required regulatory approvals
Timing of Close	Currently expected to close in 1H 2027

1. May 21, 2026 represents the last trading day prior to the first media report of a potential sale transaction; 2. The 52-week period ending May 21, 2026, the last trading day prior to the first media report of a potential sale transaction

LANTHEUS
© 2026 Lantheus. All rights reserved.
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CVR Structure and Timelines

Contingent Value Right (CVR)

Non-transferable rights entitling shareholders to additional cash payments upon achievement of specified commercial milestones

Rationale

Provides potential additional upside future value for shareholders driven by continued execution of commercial portfolio and potential late-stage prostate and neurology pipeline contributions

Allows shareholders to benefit from the combined company's access and resources to drive those milestones

Franchise	Total Aggregate Sales[1] Milestone	CVR Payment (in cash)	Measurement Period
Global Prostate Cancer Diagnostics[2]	≥ $950 M	$1.00/share	Fiscal year ending Dec. 31, 2030
	≥ $1,100 M	$1.00/share	
	≥ $1,200 M	$2.00/share	
	≥ $1,500 M	$2.00/share	
	≥ $1,750 M	$2.00/share	
Global Neurology Diagnostics[3]	≥ $300 M	$2.00/share	Any of three fiscal years ending Dec. 31, 2028, 2029, or 2030
	≥ $350 M	$1.00/share	
Global DEFINITY® Business[4]	≥ $400 M	$1.00/share	Fiscal year ending Dec. 31, 2030

1. Refers to "Aggregate Adjusted Sales" which consists of, for a given period, the sum of (a) the total gross amounts accrued or recognized during such period by or on behalf of any selling entity (as defined in the form of CVR Agreement) in respect of sales of product (including any associated freight, services and other revenue), and net only of discounts, credits, rebates and allowances (which, for the avoidance of doubt, do not include any reductions for any internal or external sales commissions) (other than clinical collaboration revenue), (b) royalties accrued or recognized by or on behalf of any selling entity, (c) sublicense income accrued or recognized by or on behalf of any selling entity, (d) clinical collaboration revenue accrued or recognized by or on behalf of any selling entity and (e) DEFINITY kit revenue (as defined in the CVR agreement) accrued or recognized by or on behalf of any selling entity, in each case of (a) through (e), net of sales tax, VAT, pharmaceutical or similar taxes, in each case, as more fully set forth in the form of CVR Agreement.
2. "Global Prostate Cancer Diagnostics" consists of PYLARIFY, PYLARIFY TruVu,and LNTH-2401; any radiodiagnostic containing piflufolastat or RM2; and any future PSMA-targeted radiodiagnostic derived from any of the foregoing.
3. "Global Neurology Diagnostics" consists of Neuraceq, MK-6240, NAV-4694, LNTH-2620; any radiodiagnostic containing florbetaben, florquinitau, flutafuranol, or PI-2620; and any future radiodiagnostic derived from any of the foregoing.
4. "Global DEFINITY Business" consists of DEFINITY and microbubble technology products containing perflutren; and any future microbubble technology products derived from any of the foregoing.

LANTHEUS
© 2026 Lantheus. All rights reserved.
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About Curium

- A leading global radiopharmaceutical company with proven expertise in the development, manufacturing and supply of radiopharmaceuticals that improve the way cancer is diagnosed and treated
- Proven track record of expanding access across 70+ countries in 6 continents
- Significant global infrastructure, capital, and operational depth
- Current European partner for PYLARIFY (marketed as Pylclari) and Neuraceq



Founded in 2017 (Merger of IBA Molecular & Mallinckrodt Nuclear Medicine)

Headquarters in Boston, MA

17 Offices worldwide

~3.8K+ Skilled Employees

80 Manufacturing Sites

50+ Nuclear Medicine Products

~14M Patients Annually

70+ Markets Across 6 Continents

LANTHEUS
© 2026 Lantheus. All rights reserved.
6

Combining Complementary Strengths to Expand Global Reach

Offer reflects value created by Lantheus through decades of leadership and innovation

Lantheus led the renaissance in radiopharmaceuticals and brought radiodiagnostics into the mainstream

- 2025 portfolio generated **$1.5B+ in revenue** across oncology, neurology, and cardiology
- Proudly served **~7M patients**

More NDA approvals than any other radiopharmaceutical company including:

Cardiolite – Most successful radiodiagnostic of its era

PYLARIFY – Established PSMA PET imaging as the SOC in prostate cancer

NeuraCeq (florbetaben F18 injection) – Second most utilized beta-amyloid PET imaging agent for Alzheimer's disease in the US

DEFINITY (Perflutren Lipid Microsphere) – Leader in cardiac ultrasound enhancement for 25 years

Transaction combines complementary strengths of two radiopharmaceutical pioneers

Creates platform to drive global access that neither company achieves alone

Lantheus' radiodiagnostics business and Curium's theranostics portfolio and global manufacturing platform are highly complementary

COMBINED POSITIONING

- Operate across **full** radiopharmaceutical **value chain**
- Provide portfolio spanning **oncology, neurology, and cardiology –** across diagnostics and therapeutics supported by **global manufacturing platform**
- Accelerate and deepen **patient access** to innovative diagnostics and theranostics worldwide supported by **shared passion to expand reach of nuclear medicine to more patients**

LANTHEUS
© 2026 Lantheus. All rights reserved.
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Board Process Overview Board conducted a comprehensive Unanimously determined evaluation of its strategic options this transaction is in the best interests with the assistance from its financial of the company and its shareholders advisors • The Board approved a transaction structure • The Board's comprehensive review included: that includes: ✓ Outreach to multiple third parties ✓ Aggregate transaction value of up to $8.0 billion ✓ Evaluation of remaining as a standalone company ✓ Compelling, certain value of $102.50 per share in cash at close ✓ The determination that the transaction is in the best interest of Lantheus and its shareholders as the ✓ CVRs to potentially deliver ~$1 billion in value maximizing path relative to the other shareholder value strategic options © 2026 Lantheus. All rights reserved. 8

Two Pioneers In Radiopharmaceuticals Are Joining Forces

Combining decades of achievement to bring innovative treatments to more patients around the world

Value For Shareholders

All-cash transaction delivers near-term value at a compelling **38% premium**[1]

CVRs provide shareholders with additional potential upside tied to the combined company's performance

Transaction maximizes the value of the combined assets on a global access

After carefully considered strategic alternatives, including remaining as a standalone, the **Board has unanimously determined that the transaction is in the best interests of Lantheus and its shareholders** as the value maximizing path relative to the other strategic options

Transaction Validates Lantheus' 70 Years Of Leadership And Innovation

Pioneered the renaissance of radiopharmaceuticals and brought radiodiagnostics into the mainstream, driven by its dedication to Find, Fight and Follow disease to deliver better patient outcomes

Offer reflects the value created by Lantheus' employees through seven decades of innovation

- **7M patients served**
- **$1.5B+ in 2025 revenue** across oncology, neurology and cardiology

1. The total transaction value represents a premium of 38% to Lantheus' unaffected 60-day volume-weighted average price as of May 21, 2026, the last trading day prior to the first media report of a potential sale transaction.

Complementary Strengths

A natural fit, spanning the full spectrum of radiopharmaceutical capabilities across global markets

LANTHEUS

Diagnostics Leadership

- More NDA approvals than any other radiopharmaceutical company
- PYLARIFY helped establish PSMA PET as standard of care in prostate cancer imaging
- Established DEFINITY as a 25-year leader in cardiac ultrasound enhancing agents
- Turned Neuraceq into one of the fastest-growing beta-amyloid PET agent on the market curium

Complementary Theranostics Portfolio & Global Scale

- Complementary global theranostics portfolio
- Global manufacturing footprint
- Long history in the space
- Proven track record of expanding access across 70+ markets in 6 continents
- Current European partner for PYLARIFY (marketed as Pylclari) and Neuraceq

Better Outcomes For Patients Globally

Accelerates access to innovative diagnostics and theranostics across the U.S., Europe and worldwide, creating a global platform neither company could achieve alone and advancing their shared commitment to bring **nuclear medicine to more patients**

LANTHEUS
© 2026 Lantheus. All rights reserved.
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Lantheus Announces Definitive Agreement to Merge with Curium Combined company would span full radiopharmaceutical value chain delivering nuclear medicine solutions to patients and healthcare systems across more than 70 countries August 3, 2026 © 2026 Lantheus. All rights reserved.